Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Falah Russell-IdealRatings U.S. Large Cap ETF (FIA)
a series of ETF Series Solutions
June 30, 2016
Supplement to the
 Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
each dated October 31, 2015, as previously supplemented

The Board of Trustees of ETF Series Solutions has determined to close and liquidate the Falah Russell-IdealRatings U.S. Large Cap ETF (the “Fund”). Effective immediately, the Fund will be closed to orders for new creation units, and the last day of trading of the Fund’s shares on the NYSE Arca will be July 14, 2016. Prior to July 14, 2016, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for Fund shares during that time period. Customary brokerage charges may apply to such transactions. The Fund will liquidate on or around July 15, 2016 (the “Liquidation Date”).

Effective immediately, the Fund will be liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

For additional information, please call (206) 633-6668 or visit www.falah-capital-etfs.com.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.